Exhibit 10.7

SETTLEMENT AGREEMENT AND MUTUAL RELEASE

THIS SETTLEMENTAGREEMENT AND MUTUAL RELEASE (the"Agreement"), is entered into as of the 19th day of January, 2015 (the "Effective Date") by and among NEW CASTLE COUNTY SERVICES INC., a Delaware corporation (“NCCS”), and MICHAEL GOLDIN, individually (“Goldin”) (NCCS and Goldin shall be referred to jointly, severally, or jointly and severally, as the context requires, as the “Goldin Parties”), parties of the first part; and INTELLIGENT LIVING AMERICA  INC., a Nevada corporation (“ILIV America”); and INTELLIGENT LIVING INC., a Nevada corporation (“ILIV Nevada”) (ILIV America and ILIV Nevada shall be referred to jointly, severally, or jointly and severally, as the context requires, as the “ILIV Companies”), parties of the second part.

RECITALS:

Recital 1. By Acquisition Agreement dated May 10, 2013, NCCS sold the Mind 360 assets (“Mind 360 Assets”), which are computer game assets, including website domains, website code for site functionality, content, graphics, games, and other assets to FEEL GOLF CO., INC., a California corporation (“Feel Golf California”) (“NCCS Sale  of  Mind  360 Assets to  Feel  Golf  California”).  Goldin personally joined in the

NCCS Sale of Mind 360 Assets to Feel Golf California to evidence that he was personally making representations for NCCS.

Recital 2. Under the NCCS Sale of Mind 360 Assets to Feel Golf California, Feel Golf California agreed to pay to NCCS $150,000.00 not later than November 10, 2014  and  agreed  to  sign  a  convertible  promissory  note  for  $850,000.00    (“NCCS

Takeback Note”) for a total consideration of $1,000,000.00.

Recital 3. A dispute arose between the parties, and the parties have agreed to enter into this Agreement to resolve their differences with respect to the NCCS Sale of Mind 360 Assets.

Recital 4. ILIV America merged into Feel Golf California, trading as Intelligent Living, Inc., a California corporation, with ILIV America being the surviving corporation.

Recital 5. The parties they  have  the  necessary  authority to enter into this Agreement and the ILIV Companies further represent that the transaction described below is lawful.

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NOW THEREFORE, in consideration of the Recitals above, the covenants below, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

1.	INCORPORATION OF RECITALS.

The Recitals above are incorporated as a covenant of this Agreement as though fully set forth herein.

2.	SCOPE OF THIS AGREEMENT.

Through this Agreement, the Parties agree to settle all controversies among them in any way relating to or arising from the NCCS Sale of Mind 360 Assets (said matters shall be referred to collectively as the “Controversies”). Included in the   Controversies,

but without limiting the generality of same, are the disagreement among the parties with respect to the NCCS Takeback Note (specifically addressed in Section 3 which follows), and any liability of the ILIV Companies to the Goldin Parties and of the Goldin Parties to the ILIV Companies, in any way related to or arising from the contracts evidencing the

NCCS Sale of Mind 360 Assets.

3.	AMENDMENT OF THE NCCS TAKEBACK NOTE.

NCCS and the ILIV Companies agree to amend the NCCS Takeback Note, a copy of which is attached as Exhibit 1, through the first amendment thereto, a copy of which is attached as Exhibit 2 (“First Amendment to NCCS Takeback Note”). On the Effective Date, the ILIV Companies and NCCS shall execute the original First Amendment to NCCS Takeback Note, and, following execution by the ILIV Companies, the ILIV Companies shall tender the original thereof to NCCS.

4.	ISSUANCE OF ILIV AMERICA COMMON STOCK.

In accordance with the First Amendment to NCCS Takeback Note ILIV America shall issue to NCCS 4,000,000 freely tradable (free of any restrictions pursuant to the state and/or Federal securities laws) shares of ILIV America Common Stock on the following terms:

a. 3,500,000 shares of Common Stock of ILIV America Common Stock shall be issued to NCCS on the Effective Date.

b. 500,000 shares of Common Stock of ILIV America Common Stock shall be issued three (3) months from the Effective Date.

c: Financial Risks.

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NCCS acknowledges that it is able to bear thefinancial risks associated with an investment in the securities being issued to NCCS. NCCS is capable of evaluating the risks and merits of an investment in the securities being issued by virtue of its experience and its knowledge, experience, and sophistication in financial and business matters generally. NCCS warrants that it is able to bear the complete loss of its investment in the securities being issued to NCCS.

d. Not a Public Offering.

The securities being issued to NCCS pursuant to the NCCS Takeback Note are exempted from registration under Section 4(a)(2) of the Securities Act of 1933 [formerly known as Section 4(2)] because this is a transaction by an issuer not involving any public offering.

e. Not More than 4.9999%. The above described stock owed to NCCS shall be delivered in tranches so that at no time NCCS shall become the beneficial owner of more than 4.9999% of ILIV America (the “Cap”).  The delivery of the stock in tranches shall not affect the total amount of shares owed to NCCS.

f. Other Documents. ILIV America shall provide a legal opinion letter to NCCS and the transfer agent, if necessary, stating that the shares to be issued are to be freely tradable and free of any restrictions under state and federal securities laws, and provide other documents or items required by transfer agent or broker in order to sell shares freely, other than those that must be provided by the Goldin Parties. The Goldin Parties will provide those documents and other items that must be provided by the Goldin Parties.

5.	MIND 360 ASSETS.

ILIV America shall retain the Mind 360 Assets as assets owned by the ILIV Companies or their subsidiaries. NCCS releases all security interests, if any,that NCCS holds, or believes it may hold, in any of the Mind 360 Assets, which are and shall be free and clear of any and all liens and encumbrances in favor of NCCS.

6.	RELEASE OF THE GOLDIN PARTIES BY THE ILIV COMPANIES.

With the exception of the specific obligations set forth in this Agreement and the First Amendment to the NCCS Takeback Note, which survive the releases herein, the

ILIV Companies, and Paul Favata individually (who joins in this Agreement in his individual capacity to evidence his release under this Section 6 and acceptance of the release by the Goldin Parties under Section 7) jointly and severally, and on behalf of their agents, officers, directors, attorneys, heirs, executors, assigns and successors in interest, hereby release the Goldin Parties, their officers, directors, agents, attorneys, heirs, executors, assigns and successors in interest, as the case may be, from any and all claims, liability, damages, actions, causes of action, suits, attorneys’ fees and costs, at law or in equity, or based on any statutory claim, in connection with or in any way related to or arising from the Controversies, and any other matters within the scope of this Agreement as set forth under Section 2 above, under the laws of the State of California, the laws of the State of Nevada, the laws of the State of Florida, the laws of the State of Delaware, the laws of the United States of America, and the laws of any other country that may apply within the scope of this Agreement as set forth under Section 2 above, from the beginning of time through and including the Effective Date. The parties agree that the release herein releases all parties affiliated with the ILIV Companies, including ILIV America, ILIV Nevada, and Feel Golf California.

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7.	RELEASE OF THE ILIV COMPANIES BY THE GOLDIN PARTIES.

With the exception of the specific obligations set forth in this Agreement and the First Amendment to the NCCS Takeback Note, which survive the releases herein, the Goldin Parties, individually, and on behalf of their agents, officers, directors, attorneys, heirs, executors, assigns and successors in interest, hereby release the ILIV Companies, jointly and severally, Paul Favata individually, their agents, officers, directors, attorneys, heirs, executors, assigns and successors in interest, as the case may be, from any and all claims, liability, damages, actions, causes of action, suits, attorneys’ fees and costs, at law or in equity, or based on any statutory claim, in connection with or in any way related to or arising from the Controversies, and any other matters within the scope of this Agreement as set forth under Section 2 above, under the laws of the State of California, the laws of the State of Nevada, the laws of the State of Florida, the laws of the State of Delaware, the laws of the United States of America, and the laws of any other country that may apply within the scope of this Agreement as set forth under Section 2 above, from the beginning of time through and including the Effective Date.

8.	NO ADMISSION OF LIABILITY.

The execution of this Agreement is not to be construed as, nor does it constitute an admission of liability by the ILIV Companies to the Goldin Parties. The execution of this Agreement is not to be construed as, nor does it constitute an admission of liability by the Goldin Parties to the ILIV Companies. The Goldin Parties deny any liability to the ILIV Companies. The ILIV Companies deny any liability to the Goldin Parties. The parties each confirm their belief that their respective positions asserted in the Controversies are true and correct. The parties agree that the release herein releases all parties affiliated with the ILIV Companies, including ILIV America, ILIV Nevada, and Feel Golf California.

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9.	CONFIDENTIALITY.

The parties agree that the existence and terms of this Agreement shall be kept confidential, except for the following permitted disclosures (“Permitted   Disclosures”):

any disclosures to any of the parties’ counsel or accountants, public disclosure required under federal and state securities laws, or other disclosures required by law.

10.	NO DISPARAGEMENT.

The ILIV Companies will not disparage the Goldin Parties to any third persons.

The Goldin Parties will not disparage the ILIV Companies to any third persons.

11.	MISCELLANEOUS PROVISIONS.

A.	This Agreement shall be governed by the laws of the State of Florida, without regard to conflict of laws principles. In the event any litigation arises in connection with the Agreement, said litigation shall take place in State or Federal Courts located in Miami-Dade County, Florida, which is stipulated as good and proper venue for such litigation.

B.	All of the provisions of this Agreement shall survive the releases under Sections 6 and 7 above, and the stock issuance under Section 4 above.

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(i) In the event of default by any of the parties, the party alleging the default shall give written notice of default to the defaulting party affording the defaulting party a period of ten (10) calendar days after receipt of such notice to correct any such default.

(ii) The issuance by ILIV America of said 4,000,000 shares of common stock shall constitute good, proper, and complete compliance with the requirements of Section 4.B. of this Agreement.

(iii) In the event of a default by the ILIV Companies by failing to issue any shares as required herein, which default remains uncured after notice of default and opportunity to cure required by Section 11(C)(1) above, the ILIV Companies shall be liable to NCCS for the following damages:

(iv) In the event none of the 4,000,000 shares of common stock are issued, then the ILIV Companies shall be liable for that number of shares totaling $850,000.00 in value at Market Price. For purposes of this Section 1(C) (iii), "Market Price" means the average of the Trading Prices (as defined below) for the common stock during the ten (10) Trading Day period ending one Trading Day prior to the date the default occurs. “Trading Price” means, for any security as of any date, the closing price on the principal securities exchange or trading market where such security is listed or traded or, if no closing price of such security is available, the Trading Price shall be the fair market value as determined in the sole discretion by the Maker. "Trading Day" shall mean any day on which the Common Stock is traded.

(v) In the event 500,000 shares of the common stock are not issued, then the ILIV Companies shall be liable for that number of shares totaling

$106,250.00 in value at Market Price.

C.	In the event some other number of shares of the common stock are not issued, the same formula for calculation of damages as set forth in Sections 11(C)(iii)(a) and (b) immediately preceding this Section shall be applied to calculate damages.

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D.	Unless otherwise agreed to by the parties any and all notices required hereunder shall be sent to the parties by electronic mail to the following addresses:

MICHAEL GOLDIN: michael@michaelegoldin.com

NEW CASTLE COUNTY SERVICES INC.: NCCS@michaelegoldin.com with a copy to Jared Gamberg, Esq. at jaredgamberg@gamberglaw.com

INTELLIGENT LIVING INC.: to Paul Favata at paul@intelligentlivinginc.com

INTELLIGENT LIVING AMERICA: to Paul Favata at paul@intelligentlivinginc.com with a copy to Ira S. Saul, Esq. at ira@saulaw.com.

E.	As used in this Agreement, the term “Effective Date" shall mean January 5, 2015.

F.	Each of the parties represents that it or he received counsel from an attorney at law in connection with this Agreement

G.	The waiver by any party hereto of any breach of any of the provisions of this Agreement shall not operate or be construed as a waiver of any subsequent breach by any party.

H.	If any provision of any of this Agreement is declared invalid, illegal or incapable of being enforced for any reason whatsoever, all of the remaining provisions of this Agreement shall nevertheless continue in full force and effect, and no provision shall be deemed dependent upon any other provision unless otherwise provided herein. The arguably invalid or unenforceable provision shall be interpreted, if possible, so as to render it enforceable on a limited and reasonable basis.

I.	In the event of a dispute arising out of or related to this Agreement that results in further litigation, the party or parties who substantially prevails in court shall be entitled to recover reasonable attorney’s fees and costs from the losing party or parties in that litigation.

J.	The parties stipulate that this Agreement is the result of a negotiated settlement among the parties and shall be construed as having been drafted by all parties. Therefore, this Agreement will not be construed in favor or against any party or parties on the grounds of having been drafted by said party or parties.

K.	As there are multiple signatories to this Agreement, this Agreement may be executed in multiple counterparts, including signatures transmitted by facsimile or electronic mail, which, when taken together, shall constitute the Agreement.

L.

By their signatures below, each of the parties warrants that said party is authorized to enter into this Agreement, that he or it has not assigned or in any way transferred any cause of action or potential cause of action in any way related to the matters referenced herein, and that the execution of this Agreement and performance of the obligations hereunder shall not contravene, conflict with, or give rise to a breach or violation of any contract, law, rule, regulation or ordinance to which said party is bound or by which said party is governed. Goldin warrants that he is the sole shareholder in NCCS.

M.	This Agreement is binding on successors in interest to the parties. Feel Golf California and ILIV Nevada are succeeded to by ILIV America. All rights of Feel Golf California and ILIV Nevada are assigned to ILIV America by operation of law, and all duties of Feel Golf California and ILIV Nevada are delegated to ILIV America by operation of law.

(SIGNATURES FOLLOW)

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EXECUTED as of the day and date first hereinabove written.

GOLDIN PARTIES: NCCS:

New Castle County Services Inc., a Delaware corporation

Date:  01/19/15

By:  /s/ Michael Goldin

Michael Goldin,

Title GOLDIN:

Date:  01/19/15

/s/ Michael Goldin

MICHAEL GOLDIN, individually

ILIV COMPANIES:

ILIV America:

Intelligent Living America Inc., a Nevada corporation

Date:  01/19/15

By:  /s/ Paul Favata

Paul Favata, President

ILIV Nevada:

Intelligent Living Inc., a Nevada corporation

Date:  01/19/15

By:  /s/ Paul Favata

Paul Favata, President

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PAUL FAVATA INDIVIDUALLY JOINS IN THIS AGREEMENT IN HIS INDIVIDUAL CAPACITY TO EVIDENCE HIS RELEASE OF THE GOLDIN PARTIES UNDER SECTION 6, AND TO EVIDENCE HIS ACCEPTANCE OF RELEASE BY THE GOLDIN PARTIES UNDER SECTION 7:

Date:  01/19/15

/s/ Paul Favata

Paul Favata, individually

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